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                                                                    Exhibit 99.1


                            JAG Media Holdings, Inc.
                              6865 SW 18th Street
                                   Suite B13
                           Boca Raton, Florida 33433
                                 (561) 393-0605

                                                                  April 15, 2003

OIL@WORK Group, Inc.
11259 Goodnight Lane
Suite 1121
Dallas, Texas 75229
Attn:    Daniel E. Galloway
         Chief Executive Officer

         Re:      Letter of Intent dated February 14, 2003

Gentlemen:

Reference is hereby made to that certain Letter of Intent, dated February 14, 2003, among JAG Media Holdings, Inc. ("JAG Media"), OIL@WORK Group, Inc. ("OIL@WORK"), Daniel Galloway and Greg Goree regarding the proposed acquisition of OIL@WORK by JAG Media. (the "Letter of Intent").

This letter evidences our mutual agreement that the reference to the Termination Date of April 15, 2003 as defined in Section 10 and used in Sections 2.1, 10 and 11 of the Letter of Intent is hereby amended to refer to April 30, 2003.

Except as expressly modified hereby, the Letter of Intent shall remain in full force and effect and is hereby ratified and confirmed.


                            [Signature Page Follows]


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                                                  JAG MEDIA HOLDINGS, INC.


                                                  By: /s/ Gary Valinoti
                                                      --------------------------
                                                      Name:  Gary Valinoti
                                                      Title: President & CEO

ACCEPTED AND AGREED
as of the date first set forth above:

OIL@WORK GROUP, INC.


By: /s/ Daniel E. Galloway
    --------------------------
    Name:  Daniel E. Galloway
    Title: Chairman & CEO

/s/ Daniel E. Galloway
--------------------------
Name:  Daniel E. Galloway


/s/ Greg Goree
--------------------------
Name:  Greg Goree




















               [Signature Page to Amendment to Letter of Intent]